UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01.	Entry into a Material Definitive Agreement

On December 28, 2020, Ideanomics, Inc. (“Ideanomics”), through its Mobile Energy Group and its Contracting Entity Qingdao Chengyang Medici Zhixing New Energy Automobile Co., Ltd. (“Qingdao Chengyang Midici”), have entered into an automobile sales contract, effective December 28, 2020 (the “Sales Agreement”) and a four party payment agreement, effective December 28, 2020 (the “Payment Agreement” and, with the Sales Agreement, the “Agreements”), with Meihao Travel (Hangzhou) Automobile Technology Co., Ltd. (“Meihao Chuxing”), a joint venture of BYD (HK) Co. Ltd and Didi Chuxing, to purchase and pay for an initial 2,000 units of the model BYD D1 electric vehicle. Under the terms of the Agreements, among other things, (i) the purchase price per vehicle is RMB 112,000, and the total contract price is RMB 224,000,000, including 13% VAT tax; and (ii) Ideanomics and Qingdao Chengyang Midici are obligated to pay RMB 22,400,000 as a down payment, subject to certain conditions.

The Agreements are written in the Chinese language and are governed by the law of the People’s Republic of China. The Agreements and translations from the Chinese language into English will be filed by Ideanomics as exhibits to its upcoming annual report on Form 10-K.

Item 7.01.	Regulation FD Disclosure

On December 28, 2020, Ideanomics issued a press release announcing that its Mobile Energy Group and its Contracting Entity Qingdao Chengyang Midici have entered into the Agreements. A copy of the press release is attached as Exhibit 99.1 hereto. The information in Item 7.01 of this report and Exhibit 99.1 is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 28, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: December 31, 2020	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer